EXHIBIT 10.1

CONSENT LETTER
Between:

(1)	GENER8 MARITIME SUBSIDIARY VII INC. as Borrower (the "Borrower")
(2)	SEAWAYS HOLDING CORPORATION. as Parent Guarantor (the "Parent Guarantor")
(3)	INTERNATIONAL SEAWAYS, INC. as Holdings Guarantor (the "Holdings Guarantor")
(4)	THE COMPANIES listed in Part A of Schedule 1 to the Facility Agreement (as defined below) as joint and several owner guarantors and joint and several hedge guarantors (the "Owner Guarantors")
(5)	NORDEA BANK AB (PUBL), NEW YORK BRANCH as Facility Agent and Security Agent (the "Facility Agent")
and
(6)	CITIBANK, N.A., LONDON BRANCH as ECA Co-ordinator and ECA Agent (the "ECA Agent")

 1 March 2019

Dear Sirs

EXTENSION CONSENT REQUEST

1	BACKGROUND
1.1
We refer to the facility agreement dated November 30, 2015, as supplemented by a supplemental agreement dated December 28, 2015, as amended and restated by an amending and restating deed dated June 29, 2016, as supplemented by a supplemental agreement dated November 8, 2017, as supplemented by a consent, supplemental and amendment letter dated 2 April 2018 and as further amended and restated by an amending and restating agreement dated 13 June 2018 and made between, amongst others, (i) the Borrower, (ii) the Owner Guarantors, (iii) the Parent Guarantor, (iv) the Holdings Guarantor, (v) Citibank, N.A. and Nordea Bank AB (Publ), New York Branch as global co-ordinators, (vi) Citibank, N.A. as bookrunner, (vii) Citibank, N.A., The Export-Import Bank of China and Bank of China, New York Branch as mandated lead arrangers, (viii) the banks and financial institutions listed in Part B of Schedule 1 therein as original lenders, (ix) the banks and financial institutions listed in Part C of Schedule 1 therein as hedge counterparties, (x) the ECA Agent and (xi) the Facility Agent, for an amount of up to $385,227,495 (the "Facility Agreement").

2	INTERPRETATION
2.1	Words and expressions defined in the Facility Agreement shall have the same meanings when used in this Letter unless otherwise defined. In this Letter, unless the contrary intention appears:
"Effective Date" means the date on which the conditions precedent in paragraph 4.3 are satisfied as confirmed by the Facility Agent.
3	REQUEST
3.1
Under the terms of the Facility Agreement a potential breach of the Interest Expense Coverage Ratio covenant (the "ICR Covenant") by an Obligor can be cured by the deposit of additional cash and Cash Equivalents into a restricted Minimum Liquidity Account. The amount of cash and Cash Equivalents required to be so deposited is calculated by reference to the Consolidated EBITDA of the Parent Guarantor (the "ICR Cure Mechanism").

3.2
We refer to our recent discussions and the request letter dated 27 December 2018 detailing our request to extend the cure period set out in Clause 27.4 of the Facility Agreement in order to facilitate continued and committed compliance with the ICR Covenant (the "Request").

4	CONSENT
4.1
The Finance Parties have considered the Request and the information provided to the Finance Parties in connection therewith. Subject to the terms and conditions of this Letter, each of the Finance Parties agrees that, for the purposes of Clause 27.4(b)(ii) of the Facility Agreement, in respect of a Test Date falling on or after 1 January 2020 but ending on or prior to 31 December 2020 the applicable remedy in relation to a breach of Clause 20.2 (Interest Expense Coverage Ratio) of the Facility Agreement shall be in the form of cash and Cash Equivalents being (or having been) deposited by the Parent Guarantor or, as the case may be, the Holdings Guarantor, to the Minimum Liquidity Account within the thirty (30) day period mentioned in Clause 27.4(b) of the Facility Agreement and in the manner and the amounts described in Clause 27.4(c) of the Facility Agreement.

4.2	The agreement of the Finance Parties contained in this paragraph 4 shall have effect on and from the Effective Date.
4.3	The consent of the Finance Parties contained in this paragraph 4, is subject to the fulfilment of the following conditions precedent:
(a)	an executed original of this Letter;
(b)	confirmation by each Obligor that the documents provided pursuant to Schedule 2, Part A, paragraph 1 of the Facility Agreement remain in full force and effect; and
(c)	evidence of payment of all fees and expenses then due and outstanding.
4.4	The Facility Agent shall promptly notify the Borrower, the Parent Guarantor and the Holdings Guarantor of the Effective Date.
4.5	The ECA Agent shall notify Sinosure of the agreement of the Finance Parties agreed in this Letter in writing within 10 days of the Effective Date.
5	REPRESENTATIONS
5.1
The Obligors represent and warrant to the Finance Parties that the Repeating Representations remain true and not misleading as at the date of this Letter with reference to the circumstances now existing.

6	MISCELLANEOUS
6.1	This Letter shall constitute a Finance Document.
6.2	The provisions of Clause 16 (Costs and expenses) of the Facility Agreement shall apply to this Letter as if they were expressly incorporated in this Letter with any necessary modifications.
6.3	The provisions of Clause 21.34 (Further assurance) of the Facility Agreement shall apply to this Letter as if they were expressly incorporated in this Letter with any necessary modifications.
6.4	The provisions of Clause 38 (Notices) of the Facility Agreement shall apply to this Letter as if they were expressly incorporated in this Letter with any necessary modifications.
6.5	All other terms and conditions of the Facility Agreement and the other Finance Documents are to remain in full force and effect notwithstanding the Request made pursuant to this Letter.
6.6	This Letter may be executed in any number of counterparts.
7	GOVERNING LAW
7.1
This Letter and any non-contractual obligations arising out of or in connection with this Letter are governed by English Law.  The provisions of Clause 48 (Enforcement) of the Facility Agreement shall apply to this Letter as if they were expressly incorporated in this Letter with any necessary modifications.

Yours faithfully

_/s/ Helge Leikvang_______/s/ Martin Lunder_____________
for and on behalf of
NORDEA BANK AB (PUBL), NEW YORK BRANCH
as Facility Agent for the Required Lenders

_/s/ Helge Leikvang_______/s/ Martin Lunder_____________
for and on behalf of
NORDEA BANK AB (PUBL), NEW YORK BRANCH
as Security Agent

__/s/ Christopher Conway___________________
for and on behalf of
CITIBANK, N.A., LONDON BRANCH
as ECA Co-ordinator and ECA Agent

We hereby acknowledge receipt of the above Letter and confirm our agreement to the terms thereof and confirm that the Finance Documents to which we are a party shall remain in full force and effect and shall continue to stand as security for our obligations under the Facility Agreement and the Finance Documents.

__/s/ Lois Zabrocky____________________________
for and on behalf of
GENER8 MARITIME SUBSIDIARY VII INC.
as Borrower
                                2019

__/s/ Lois Zabrocky____________________________
for and on behalf of
SEAWAYS HOLDING CORPORATION
as Parent Guarantor
                                2019

__/s/ Lois Zabrocky____________________________
for and on behalf of
INTERNATIONAL SEAWAYS, INC.
as Holdings Guarantor
                                2019

We hereby confirm and acknowledge that we have read and understood the terms and conditions of the above Letter and agree in all respects to the same and confirm that the guarantee in clause 17 (Guarantee and Indemnity) of the Facility Agreement shall remain in full force and effect and shall continue to stand as security for the guaranteed Obligations stated therein.

__/s/ Lois Zabrocky____________________________
for and on behalf of
GENER8 STRENGTH LLC
as Owner Guarantor
1 March 2019

__/s/ Lois Zabrocky____________________________
for and on behalf of
GENER8 SUPREME LLC
as Owner Guarantor
1 March 2019

__/s/ Lois Zabrocky____________________________
for and on behalf of
GENER8 SUCCESS LLC
as Owner Guarantor
1 March 2019

__/s/ Lois Zabrocky____________________________
for and on behalf of
GENER8 ANDRIOTIS LLC
as Owner Guarantor
1 March 2019

__/s/ Lois Zabrocky____________________________
for and on behalf of
GENER8 CHIOTIS LLC
as Owner Guarantor
1 March 2019

__/s/ Lois Zabrocky____________________________
for and on behalf of
GENER8 MILTIADES LLC
as Owner Guarantor
1 March 2019